EXHIBIT 10.24


     FIRST AMENDMENT, dated as of February 12, 1999 (this "Amendment") to the Credit Agreement, dated as of October 9, 1997 (as amended by this Amendment, and as the same may be further amended, supplemented or otherwise modified from time to time, the ("Credit Agreement"), among CPI AEROSTRUCTURES, INC., a New York corporation ("Holdings"), KOLAR, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :

     WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

     WHEREAS, Holdings and the Borrower have requested that the Lenders amend certain terms in the Credit Agreement and in the manner provided for herein; and

     WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments;

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

     2. Amendment of Subsection 2.3(a). Subsection 2.3(a) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

         (a) The Tranche A Term Loans shall mature on December 31, 2001, to be paid in (i) 3 consecutive quarterly installments payable on the last Business Day of each March, June and September, commencing on March 31, 1998 and ending on September 30, 1998, each of which shall be in an aggregate amount equal to $587,500; (ii) 12 consecutive monthly installments payable on the last Business Day of each month commencing on January 31, 1999 and ending on December 31, 1999, each of which shall be in an aggregate amount equal to $120,000; (iii) 12 consecutive monthly installments payable on the last Business Day of each month commencing on January 31, 2000 and ending on December 31, 2000, each of which shall be in an aggregate amount equal to $200,000; and (iv) 12 consecutive monthly installments payable on the last Business Day of each month commencing on January 31, 2001 and ending on December 31, 2001, each of which shall be in an aggregate amount equal to $317,000.



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     3. Amendment to Subsection 2.4(b). Subsection 2.4(b) of the Credit
Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

         (b) The Borrower agrees that in the event that the outstanding principal amount of the Loans is not reduced to $3,500,000 or less by March 31, 1999, then the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders, an additional fee in the aggregate amount of $300,000, to be paid in quarterly installments payable on the last Business Day of each March, June, September and December, commencing on December 31, 1999 and ending on March 31, 2001, each of which shall be in an aggregate amount equal to $50,000.

     4. Representations and Warranties. On and as of the date hereof, Holdings and the Borrower hereby jointly and severally confirm, reaffirm and restate the representations and warranties set forth in Section 3 of the Credit Agreement mutatis mutandis, except to the extent that the disclosures made by Holdings in its pro forma financial statements prepared by its management and presented to the Lenders in December 1998 and January 1999 (the "Pro Forma Financial Statements") related to subsections 3.2 and 3.7 of the Credit Agreement. To the extent that any of the representations and warranties set forth in Section 3 of the Credit Agreement expressly relate to a specific earlier date, Holdings and the Borrower jointly and severally hereby confirm, reaffirm and restate such representations and warranties as of such earlier date. Holdings further represents and warrants that its Pro Forma Financial Statements will not vary in any significant respect from the audited consolidated balance sheet of Holdings and its consolidated Subsidiaries as at December 31, 1998 and the related audited consolidated and consolidating statements of income and of cash flows for the fiscal year ending on such date, prepared by Goldstein, Golub, Kessler & Company, P.C.

     5. Effectiveness. This Amendment shall become effective as of the date first written above upon (a) receipt by the Administrative Agent of counterparts of this Amendment duly executed by Holdings, the Borrower and all the Lenders and (b) such certificates and opinions as the Administrative Agent may reasonably require in connection with this Amendment; provided that, as a condition to effectiveness, the Administrative Agent and the Lenders shall have approved any amendments, supplements or modifications (including, but not limited to, the Amendment to Agreements, dated February __, 1999, by and among Ralok, Inc. (formerly known as Kolar Machine, Inc.), Daniel Liguori, Holdings and the Borrower) to (i) the $4,000,000 Promissory Note, dated October 9, 1997, made by Kolar Inc. in favor of Kolar Machine, Inc. (it being understood that such Note shall be required to be amended as a condition to effectiveness of this Amendment to defer interest payments in respect thereof in a manner satisfactory to the Lenders), (ii) the Employment Agreement, dated as of October 9, 1997, by and between and the Borrower and Daniel Liguori and (iii) the Intercreditor and Subordination Agreement, dated as of October 9, 1997, among Kolar Machine, Inc., Holdings, the Borrower and the Administrative Agent.

     6. Continuing Effect; No Other Amendments, Waivers or Consents. Except as expressly provided herein, all of the terms and provisions of the Credit



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Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period.

     7. Expenses. Holdings and the Borrower agree to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     8. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

     9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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     IN WITNESS WHEREOF, the parties herto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                       CPI AEROSTRUCTURES, INC.

                                             /s/ Arthur August
                                      By: ---------------------------
                                          Name: Arthur Agust
                                          Title:President


                                       KOLAR, INC.

                                             /s/ Arthur August
                                      By: ---------------------------
                                          Name: Arthur Agust
                                          Title:Chairman of the Board



                                      THE CHASE MANHATTAN BANK,
                                      as Administrative Agent and as a Lender


                                             /s/ Gerald P. Brennan
                                      By: ------------------------------
                                          Name:Gerald P. Brennan
                                          Title:Vice President


                                      MELLON BANK, N.A.,
                                      as a Lender


                                             /s/ Christine G. Dekajlo
                                      By: -------------------------------
                                          Name:Christine G. Dekajlo
                                          Title:First Vice President

                                         Mellon Financial Services Corporation,
                                         Attorney in Fact for Mellon Bank, N.A.


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